UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 25, 2023

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

One New Orchard Road
Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
NYSE Chicago
1.250% Notes due 2023	IBM 23A	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
3.375% Notes due 2027	IBM 27F	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
0.875% Notes due 2030	IBM 30A	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
1.250% Notes due 2034	IBM 34	New York Stock Exchange
3.750% Notes due 2035	IBM 35	New York Stock Exchange
4.875% Notes due 2038	IBM 38	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
4.000% Notes due 2043	IBM 43	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
5.875% Debentures due 2032	IBM 32D	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	International Business Machines Corporation (IBM) held its Annual Meeting of Stockholders on April 25, 2023. Below are the final voting results. For more information on the following proposals, see IBM’s proxy statement dated March 6, 2023, the relevant portions of which are incorporated herein by reference.

(b)	Election of Directors for a Term of One Year:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
T. Buberl	512,938,059	29,221,306	4,831,260	164,794,901
D.N. Farr	525,445,505	16,786,535	4,758,585	164,794,901
A. Gorsky	530,806,363	11,360,788	4,823,474	164,794,901
M. Howard	534,179,037	8,574,849	4,236,739	164,794,901
A. Krishna	505,873,533	34,836,666	6,280,426	164,794,901
A.N. Liveris	422,010,726	120,202,024	4,777,875	164,794,901
F.W. McNabb III	532,242,822	9,899,841	4,847,962	164,794,901
M.E. Pollack	530,369,790	12,374,583	4,246,252	164,794,901
J.R. Swedish	527,673,693	14,406,005	4,910,927	164,794,901
P.R. Voser	525,560,975	16,573,474	4,856,176	164,794,901
F.H. Waddell	521,167,150	20,923,516	4,899,959	164,794,901
A.W. Zollar	513,705,842	28,644,752	4,640,031	164,794,901

Ratification of Appointment of Independent Registered Public Accounting Firm:

For	677,257,028	95.7%
Against	30,242,880	4.3%
Abstain	4,285,618

Management Proposal on Advisory Vote on Executive Compensation (Say on Pay):

For	491,622,783	91.1%
Against	48,189,139	8.9%
Abstain	7,178,703
Broker Non-Votes	164,794,901

Management Proposal on Advisory Vote Regarding the Frequency of the Advisory Vote on Executive Compensation:

1 Year	527,777,033	97.4%
2 Years	3,789,154	0.7%
3 Years	10,416,940	1.9%
Abstain	5,007,498
Broker Non-Votes	164,794,901

(d)	Based on the results of the vote regarding Frequency of the Advisory Vote on Executive Compensation, the company will continue to provide an advisory vote on executive compensation on an annual basis.

Stockholder Proposal to Have an Independent Board Chairman:

For	140,148,653	25.9%
Against	400,195,753	74.1%
Abstain	6,646,219
Broker Non-Votes	164,794,901

Stockholder Proposal Requesting a Public Report on Lobbying Activities:

For	246,734,678	48.1%
Against	265,968,245	51.9%
Abstain	34,287,702
Broker Non-Votes	164,794,901

Stockholder Proposal Requesting a Public Report on Congruency in China Business Operations and ESG Activities:

For	37,861,833	7.1%
Against	494,522,985	92.9%
Abstain	14,605,807
Broker Non-Votes	164,794,901

Stockholder Proposal Requesting a Public Report on Harassment and Discrmination Prevention Efforts:

For	177,324,491	33.1%
Against	358,972,828	66.9%
Abstain	10,693,306
Broker Non-Votes	164,794,901

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 28, 2023

	By:	/s/ Frank Sedlarcik
Frank Sedlarcik
Vice President, Assistant General Counsel and Secretary

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